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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              INSILICON CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                   77-0526155
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 (State of Incorporation or Organization)             (I.R.S. Employer
                                                     Identification no.)

411 EAST PLUMERIA DRIVE, SAN JOSE, CALIFORNIA               95134
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  (Address of Principal Executive Offices)                (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of                registration of a class of securities
securities pursuant to Section 12(b)      pursuant to Section 12(g) of the
of the Exchange Act and is effective      Exchange Act and is effective pursuant
pursuant to General Instruction A.(c),    to General Instruction A.(d), please
please check the following box. / /       check the following box. /X/


Securities Act registration statement file number to which this
form relates:                                                      333-94573
                                                                  -----------
                                                                (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class               Name of Each Exchange on Which Each
         to be so Registered               Class is to be Registered
         -------------------               -----------------------------------


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Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.001 PAR VALUE
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                                (Title of Class)

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                                (Title of Class)

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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  See "Description of Capital Stock" included in the Registration Statement on Form S-1, No. 333-94573 of inSilicon Corporation (the "Registrant") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Registration Statement") and is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934.

ITEM 2.           EXHIBITS.

                  1.1 Certificate of Incorporation. See Exhibit 3.2 to the Registration Statement, which is hereby incorporated by reference.

                  1.2 Bylaws. See Exhibit 3.4 to the Registration Statement, which is hereby incorporated by reference.

                  1.3 Specimen Common Stock Certificate. See Exhibit 4.1 to the Registration Statement, which is hereby incorporated by reference.


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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 15, 2000           INSILICON CORPORATION

                                    By: /s/ David J. Power
                                       ---------------------------------
                                       Name:    David J. Power
                                       Title:   Vice President, General Counsel


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

1.1 Certificate of Incorporation. See Exhibit 3.2 to the Registrant's Registration Statement, which is hereby incorporated by reference.

1.2 Bylaws. See Exhibit 3.4 to the Registrant's Registration Statement, which is hereby incorporated by reference.

1.3 Specimen Common Stock Certificate. See Exhibit 4.4 to the Registrant's Registration Statement, which is hereby incorporated by reference.